UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012

MYREXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34275	26-3996918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Chipeta Way

Salt Lake City, UT 84108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (801) 214-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 9, 2012, the Board of Directors (the “Board”) of Myrexis, Inc. (the “Company”) unanimously approved the dissolution and liquidation (the “Dissolution”) of the Company pursuant to a Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”), subject to shareholder approval. The Company intends to call a special meeting of the shareholders to seek approval of the Dissolution pursuant to the Plan of Dissolution and will file proxy materials with the Securities and Exchange Commission as soon as practicable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

In connection with the proposed Dissolution, on November 9, 2012, the Board, based on the recommendation of the Compensation Committee and subject to shareholder approval of the Dissolution, approved modifications of certain equity awards held by Andrea Kendell, the Company’s Chief Financial Officer, as well as compensation arrangements with Ms. Kendell following the Dissolution in order to incentivize her to continue her services with the Company during the Dissolution process, the material terms of which are summarized below.

Treatment of Equity Awards

Restricted Stock Units: The following restricted stock units (“RSUs”) shall vest immediately prior to the effectiveness of the Dissolution:

•	20,000 RSUs granted on July 2, 2012 scheduled to vest on November 1, 2013; and

•	4,310 RSUs granted on September 24, 2010 scheduled to vest as to 2,155 shares on each of September 25, 2013 and September 25, 2014.

Stock Options: The stock options set forth below shall convert on the day prior to the Dissolution into such number of RSUs that equals the quotient of (A) the aggregate intrinsic value (as hereinafter defined) of such options divided by (B) the Fair Market Value (as defined in the Company’s 2009 Employee, Director and Consultant Equity Incentive Plan, as amended) of the Company’s common stock on the date of issuance of the RSUs, which RSUs will vest immediately prior to the effectiveness of the Dissolution. For each option the intrinsic value per share will be calculated by subtracting the exercise price of such option from the sum of the estimated per share initial liquidating distribution amount to be paid to shareholders after the Dissolution plus the estimated per share additional liquidating distribution amounts to be paid to shareholders after the Dissolution each as estimated by the Company on the day prior to the Dissolution (provided that if the exercise price of such option is greater than the sum of these amounts, the intrinsic value of such option shall be $0).

•	60,000 options with an exercise price of $2.65 per share granted on July 2, 2012 which vest quarterly as to 10,000 shares through November 1, 2013; and

•	80,000 of the 160,000 options granted on September 22, 2011 with an exercise price of $2.75 per share, 40,000 of which are vested and 40,000 of which vest on September 22, 2013.

Severance and Post-Dissolution Compensation

In consideration of Ms. Kendell’s continued service to the Company following the Dissolution, the following compensation arrangements with Ms. Kendell were approved which shall be set forth in an agreement between the Company and Ms. Kendell to be effective as of the filing of the Certificate of Dissolution and which agreement will replace Ms. Kendell’s Executive Severance and Change in Control Agreement, dated September 22, 2011 (the “Severance Agreement”), and Retention Bonus Agreement, entered into effective July 2, 2012 (the “Retention Bonus Agreement”):

•	Ms. Kendell will continue as the Company’s Chief Financial Officer on a full time basis compensated at her current salary through February 28, 2013 (the “Employment Term”).

•

If Ms. Kendell’s employment is terminated by the Company without cause prior to the expiration of the Employment Term or if Ms. Kendell is then still employed she will be terminated as of the end of the Employment Term and she will receive conditioned upon her execution of a release of claims:

1.	The payments and benefits currently due to her under her Severance Agreement in connection with a termination without “Cause” (as defined therein) comprised of:

•	payment in a lump sum amount equal to one times her then current annual base salary;

•	payment in a lump sum amount equal to one times her then current fiscal year target bonus amount; and

•	continuation of health benefits for up to 12 months.

2.	The $100,000 retention bonus payable to her under her Retention Bonus Agreement.

•	From March 1, 2013 through June 30, 2013 Ms. Kendell will be engaged as a consultant to the Company on a regular basis at a rate of $14,000 per month.

•	Beginning July 1, 2013 Ms. Kendell may be engaged as a consultant to the Company on an as-needed hourly basis at a rate of $175 per hour.

Item 8.01	Other Events.

On November 9, 2012, the Company’s Board of Directors unanimously approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, subject to shareholder approval. The Company intends to call a special meeting of the shareholders to seek approval of the dissolution and liquidation pursuant to the Plan of Dissolution and will file proxy materials with the Securities and Exchange Commission as soon as practicable. A copy of the Plan of Dissolution is filed herewith as Exhibit 2.1.

A copy of the press release issued by the Company on November 9, 2012 announcing the Board’s approval of the dissolution and liquidation of the Company is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Plan of Complete Liquidation and Dissolution of Myrexis, Inc.

99.1	Press Release dated November 9, 2012.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Current Report on Form 8-K is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of Myrexis, Inc. In connection with the proposed Plan of Dissolution, the Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant materials. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN OF DISSOLUTION. Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov. In addition, the Company will mail a copy of the definitive proxy statement to shareholders of record on the record date when it becomes available. A free copy of the proxy statement when it becomes available and other documents filed with the SEC by the Company may also be obtained free of charge on the “Investors” section of Myrexis’ website at www.myrexis.com or by directing a written request to: Myrexis, Inc., Attn: Secretary, 305 Chipeta Way, Salt Lake City, Utah 84108, or by contacting the Investor Relations department of Myrexis, Inc. at (801) 214-7800.

Participants in the Solicitation

Myrexis and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan of Dissolution. Information regarding their direct or indirect interests, by security holdings or otherwise, in the solicitation will be included in the proxy statement filed by Myrexis with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYREXIS, INC.

Dated: November 9, 2012	/s/ Andrea Kendell
Andrea Kendell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Complete Liquidation and Dissolution of Myrexis, Inc.

99.1	Press Release dated November 9, 2012.